UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2014

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2014, the Compensation Committee of the Board of Directors of the Company approved a one-time bonus payment in the amount of $325,000 to Tracy Gardner, the Chief Executive Officer of dELiA*s, Inc., a Delaware corporation (the “Company”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following matters were submitted to the security holders at the 2014 Annual Meeting of Stockholders of the Company held on June 17, 2014.

Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Mario Ciampi	60,534,313	277,732	21,163,869
Seth A. Cohen	60,510,874	301,171	21,163,869
Tracy Gardner	60,526,825	285,220	21,163,869
Paul J. Raffin	60,533,017	279,028	21,163,869
Scott M. Rosen	60,531,368	280,677	21,163,869
Joshua M. Schwartz	60,533,404	278,641	21,163,869
Michael Zimmerman	60,534,504	277,541	21,163,869

All seven directors listed above were elected to a one-year term until the 2015 Annual Meeting of Stockholders of the Company and the election and qualification of their respective successors.

The following proposals were adopted by the voted indicated:

Ratification of appointment of BDO USA, LLP as independent registered public accountants for the fiscal year ending January 31, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
80,882,740	316,817	776,354	-0-

Approval of a non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,185,118	418,141	208,785	21,163,869

Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock to 200,000,000, $.001 par value per share.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,967,099	8,297,369	829,170	882,275

Approval of the 2014 Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,238,768	759,280	2,813,996	21,163,869

Authorization of the Board of Directors to execute a reverse split of the Company’s common stock within one year of the date of such stockholder authorization

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,308,688	3,926,918	740,304	-0-

Item 8.01.	Other Events.

On June 18, 2014, the Company issued a press release announcing that its stockholders had approved an amendment to its amended and restated certificate of incorporation to increase the number of authorized shares of common stock, allowing the Company to use $24.1 million in proceeds from the sale of secured convertible notes that occurred on February 18, 2014 through the conversion of the secured convertible notes into series B convertible preferred stock. The Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: June 18, 2014	By:	/s/ David J. Dick
David J. Dick, Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated June 18, 2014